COLONIAL INTERNATIONAL FUND FOR GROWTH    Semiannual report

April 30, 1998

Not FDIC
Insured

May Lose Value
No Bank Guarantee

[GRAPHIC OF BANK NOTES]

                     COLONIAL INTERNATIONAL FUND FOR GROWTH

                                   HIGHLIGHTS

                        NOVEMBER 1, 1997 - APRIL 30, 1998

INVESTMENT OBJECTIVE: Colonial International Fund for Growth seeks long-term growth by investing primarily in non-U.S. equities.

THE FUND IS DESIGNED TO OFFER:

  -  Long-term growth potential
  -  Worldwide diversification
  -  Experienced professional management

PORTFOLIO MANAGEMENT COMMENTARY: "During the second half of the period, investors shifted their attention to the stocks of smaller, less well-known companies. The Fund's strategy has emphasized this category of stocks over time. As a result, the Fund's performance began to improve during the final months of the period."
                                                           - David Harris

               COLONIAL INTERNATIONAL FUND FOR GROWTH PERFORMANCE

                                                    CLASS A          CLASS B          CLASS C

        Inception dates                             12/1/93          12/1/93           7/1/94
        Six-month distributions declared            $1.127           $1.038           $1.032
        per share
        Six-month total returns, assuming            11.18%           10.82%           10.82%
        reinvestment of all distributions
        and no sales charge or contingent
        deferred sales charge (CDSC)
        Net asset value per share on 4/30/98         $9.63            $9.46            $9.49


TOP FIVE HOLDINGS
(as of 4/30/98)

  1. Banque Nationale de Paris      3.6%
  2. Deutsche Bank AG               3.2%
  3. Telecom Italia                 3.0%
  4. Merita Ltd. Class A            2.7%
  5. Henkel                         2.7%


TOP FIVE COUNTRIES
(as of 4/30/98)

  1. Japan                         13.4%
  2. France                        11.4%
  3. Germany                       11.0%
  4. Finland                        9.4%
  5. United Kingdom                 9.3%


    Country and holdings are shown as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these countries in the future.

                              PRESIDENT'S MESSAGE

                              To Fund Shareholders

                          [Photo of Harold W. Cogger]

For the early part of the six months ended April 30, 1998, markets in the Pacific Rim continued to dominate headlines as the currency crisis in Southeast Asia generated a negative spillover effect on many stock markets worldwide. During the "sorting out" period, some of the portfolio's smaller company and emerging market stocks experienced lower prices as investors worried that declining demand and depressed currencies in Asia would lead to a worldwide decline in economic activity. However, during the second half of the period, many markets, particularly in Europe and the U.S., recovered and went on to post strong gains.

Prospects for international stocks are generally strong. In Europe, the process of economic unification is nearly complete. In Asia, many fundamentally strong, well-managed companies are currently trading at depressed prices, offering good long-term price appreciation potential. Emerging countries continue to improve their standards of living, creating higher demand for goods and services. Many companies worldwide may benefit as their products address these needs.

An international fund provides attractive growth prospects as well as an opportunity to diversify your core portfolio. World stock markets do not always move in step with the U.S. stock market and international markets can provide opportunities to outperform the U.S. market. Looking ahead, economic growth prospects worldwide remain attractive and point to opportunities for future gains.

The Board of Trustees recently approved a proposal to merge Colonial International Fund for Growth into Colonial International Horizons Fund (CIHF). Shareholders of the Fund need to approve the merger. You will receive a proxy statement on or about June 15, 1998 asking you to vote on the proposed merger at a special shareholder meeting to be held on July 24, 1998. CIHF is expected to provide shareholders with greater diversification across regions and within countries offering most of the same opportunities as Colonial International Fund for Growth.

Respectfully,


/s/ Harold W. Cogger


Harold W. Cogger
President
June 9, 1998

Because market conditions change frequently, there can be no assurance that the trends described will continue.

PORTFOLIO MANAGEMENT REPORT

DAVID HARRIS is portfolio manager of Colonial International Fund for Growth and is vice president of Colonial Management Associates, Inc. He is also an investment management principal of a division of Stein Roe & Farnham Incorporated.

EARLY PERIOD VOLATILITY GAVE WAY TO IMPROVED MARKET CONDITIONS

Investors continued to focus on the economies of the Pacific Rim during the period as a Thai currency collapse last summer resulted in currency devaluations throughout the region. During the first part of the period, shaken investor confidence and the "Asian flu" spread to stock markets worldwide. Many of the smaller and emerging market stocks in which the Fund is invested experienced price declines. However, as time passed, it became apparent that many world economies continued to combine well-balanced growth with low inflation. This was particularly true in Europe and the United States. European markets were energized by continued economic recovery and good corporate earnings as restructuring efforts undertaken during the last few years began to yield results. During the second part of the period, the prices of many smaller and mid-sized companies owned in the portfolio rose considerably.

ATTRACTIVE VALUES FOUND IN EUROPEAN STOCKS

Investments in Europe now represent approximately 70% of the Fund's assets. We believe the region has promising growth prospects resulting from the upcoming European Monetary Union (EMU). We expect that European unity will allow companies to become more effective global competitors as opportunities for industry consolidation increase. We also believe that unity may force widespread corporate restructuring which should increase efficiency, lower costs and ultimately enhance shareholder value. For example, Compagnie Generale des Eaux in France, which comprises of 2.2% of the Fund, has restructured its operations and emerged as a higher growth media company. Formerly a French water utility, the Company now provides alternative telephone access and recently entered a partnership with America OnLine to provide internet services in France. This stock rose over 60% during the six-month period.

Other sectors that generated good performance were financial services and telecommunications. Financial service stocks such as Banque Nationale de Paris benefited from a low interest rate environment as well as increased valuations based on worldwide merger activity in the industry. Telecommunication stocks offered investors significant gains. Value-added services such as internet access, caller I.D., call waiting and voice messaging are starting to experience increased usage. Stocks such as Telecom Italia and Portugal Telecom S.A., representing 3.0% and 0.9% of the Fund, respectively, were up over 30% during the period. Cellular phone service providers generated strong price increases as well. Mannesmann A.G., a German cellular provider, comprising 2.1% of the Fund, gained 96% during the last six months. Mannesmann controls the largest cellular network in Germany and also owns cellular assets in Italy where over half of the population is expected to use cellular phones.

PERFORMANCE REBOUNDED DURING SECOND PART OF THE PERIOD

For the six-month period, the Fund generated a total return of 11.18% for Class A shares, based on net asset value. The Fund's value-oriented emphasis on smaller, less well-known companies and markets was negative for performance during the first part of the period when investors favored large, well-known companies. During the second half of the period, smaller stocks and markets generated more favorable investor interest and the Fund's performance improved.

CONTINUED OPPORTUNITIES EXPECTED IN EUROPE

Good growth potential is expected in Europe as a result of strong corporate earnings, low inflation and the upcoming European Monetary Union. The EMU, scheduled to start on January 1, 1999, offers shareholders a way to participate in the potential for unprecedented market opportunity as trade barriers between many European countries are removed.

      COLONIAL INTERNATIONAL FUND FOR GROWTH'S INVESTMENT PERFORMANCE VS.

     THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE NET DIVIDENDS (ND) INDEX

               Change in Value of $10,000 from 12/1/93 - 4/30/98

                                 CLASS A SHARES
                              Based on NAV and POP

[LINE GRAPH]

                               Value of $10,000 Investment
                               made on 12/1/93 at 4/30/98


              Class A                   Class B                        Class C
          NAV         POP           NAV         w/CDSC             NAV        w/CDSC
        $11,820     $11,140       $11,432      $11,243           $11,431      $11,431



                          AVERAGE ANNUAL TOTAL RETURNS

                                 As of 4/30/98


                               Class A            Class B             Class C
Inception                      12/1/93            12/1/93              7/1/94
                           NAV         POP      NAV      w/CDSC     NAV     w/CDSC
1 year                    10.62%      4.26%    9.80%      4.95%    9.80%     8.83%
Life                       3.86       2.47     3.08       2.69     3.07      3.07

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charge (CDSC). Public offering price (POP) returns include the maximum sales charges of 5.75% for Class A shares. The CDSC returns reflect the maximum charges of 5% for 1 year and 2% since life for Class B shares and 1% for 1 year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class C share performance information includes returns of the Fund's Class B shares (the oldest existing fund class with a similar cost structure) for periods prior to Class C's inception date. These Class B share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class B shares and Class C shares.

The Morgan Stanley Capital International EAFE ND Index tracks the performance of international stocks by market capitalization. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and are not professionally managed.

          CIFFG Class A sh

 AS OF DATE          NAV           POP             MSCI EAFE ND
 Dec  1, 93             10000          10000                10000
 Dec 31, 93             10530           9925                10722
 Jan 31, 94             10990          10358                11629
 Feb 28, 94             10670          10056                11596
 Mar 31, 94             10040           9463                11097
 Apr 29, 94             10270           9679                11568
 May 31, 94             10270           9679                11501
 Jun 30, 94             10060           9482                11664
 Jul 29, 94             10350           9755                11776
 Aug 31, 94             10690          10075                12055
 Sep 30, 94             10350           9755                11675
 Oct 31, 94             10370           9774                12064
 Nov 30, 94              9900           9331                11484
 Dec 30, 94              9730           9171                11556
 Jan 31, 95              9100           8577                11112
 Feb 28, 95              8950           8435                11080
 Mar 31, 95              9010           8492                11771
 Apr 28, 95              9240           8709                12214
 May 31, 95              9290           8756                12068
 Jun 30, 95              9220           8690                11857
 Jul 31, 95              9770           9208                12595
 Aug 31, 95              9780           9218                12114
 Sep 29, 95              9890           9321                12351
 Oct 31, 95              9760           9199                12019
 Nov 30, 95              9850           9284                12354
 Dec 29, 95             10100           9519                12851
 Jan 31, 96             10070           9491                12904
 Feb 29, 96             10040           9463                12948
 Mar 29, 96             10260           9670                13223
 Apr 30, 96             10740          10122                13607
 May 31, 96             10650          10038                13357
 Jun 28, 96             10730          10113                13432
 Jul 31, 96             10280           9689                13039
 Aug 30, 96             10410           9811                13068
 Sep 30, 96             10520           9915                13415
 Oct 31, 96             10260           9670                13278
 Nov 29, 96             10660          10047                13806
 Dec 31, 96             10523           9918                13628
 Jan 31, 97             10609           9999                13151
 Feb 28, 97             10738          10121                13367
 Mar 31, 97             10717          10101                13415
 Apr 30, 97             10685          10070                13486
 May 30, 97             11502          10841                14364
 Jun 30, 97             12105          11409                15156


  Jul 31, 97              12148          11449          15401
  Aug 29, 97              11255          10608          14251
  Sep 30, 97              11685          11013          15049
  Oct 31, 97              10631          10020          13892
  Nov 28, 97              10222           9634          13751
  Dec 31, 97              10015           9440          13871
  Jan 30, 98              10371           9775          14505
  Feb 27, 98              10875          10249          15436
  Mar 31, 98              11623          10955          15911
  Apr 30, 98              11820          11140          16037

                              INVESTMENT PORTFOLIO
                    APRIL 30, 1998 (UNAUDITED, IN THOUSANDS)


         COMMON STOCKS - 93.4%                              COUNTRY   SHARES       VALUE
         ---------------------                              -------   ------       -----
         AGRICULTURE, FORESTRY & FISHING  - 0.0%
          AGRICULTURAL SERVICES
          PT Chareon Pokphand Indonesia                     In           625        $ 35
                                                                              -----------

         CONSTRUCTION - 2.6%
          HEAVY CONSTRUCTION-NON BUILDING CONSTRUCTION
          Compagnie Generale des Eaux                       Fr             9       1,663
          Kaneshita Construction                            Ja            51         265
                                                                              -----------
                                                                                   1,928
                                                                              -----------

         FINANCE, INSURANCE & REAL ESTATE - 24.6%
          DEPOSITORY INSTITUTIONS - 15.8%
          Banco Latinoamericano de Exportaciones SA         Pt            25         883
          Banco Popolare di Milano                          It           196       1,790
          Banque Nationale de Paris (a)                     Fr            32       2,695
          Deutsche Bank AG                                  G             31       2,368
          Generale de Banque SA                             Be             2       1,125
          Generale de Banque VVPR STRIP (a)                 Be           (b)         (b)
          HSBC Holdings PLC                                 HK            27         793
          Merita Ltd., Class A (a)                          Fi           299       2,002
          Siam Commercial Bank                              Th           147         175
          Siam Commercial Bank Public Co., Ltd.             Th            37         (b)
                                                                              -----------
                                                                                  11,831
                                                                              -----------

          FINANCIAL SERVICES - 0.2%
          Industrial Finance Corp. of Thailand              Th           389         162
                                                                              -----------

          HOLDING COMPANIES - 2.4%
          Fortis Amev NV                                    Ne            30       1,774
                                                                              -----------

          INSURANCE CARRIERS - 1.3%
          Reinsurance Australia Corp.                       Au           343         953
                                                                              -----------

          INVESTMENT COMPANIES - 0.9%
          Fleming Russian Securities Fund Ltd.  (a)         Ru            23         388
          Japan OTC Equity Fund, Inc. (a)                   Ja             1         263
                                                                              -----------
                                                                                     651
                                                                              -----------

          NONDEPOSITORY CREDIT INSTITUTIONS - 1.3%
          Promise Co., Ltd.                                 Ja            19         966
                                                                              -----------

          REAL ESTATE - 2.0%
          Asticus AB                                        Sw            49         530

                       Investment Portfolio/April 30, 1998

         COMMON STOCKS - Cont.                              COUNTRY   SHARES       VALUE
         ---------------------                              -------   ------       -----
         FINANCE, INSURANCE & REAL ESTATE - CONT.
          REAL ESTATE - CONT.
          Diligentia AB                                     Sw            98       $ 922
          PT Kawasan Industri Jababeka                      In           823          62
                                                                              -----------
                                                                                   1,514
                                                                              -----------

          SECURITY BROKERS & DEALERS - 0.7%
          Kokusai Securities Co., Ltd.                      Ja            62         533
                                                                              -----------

         MANUFACTURING - 41.3%
          APPAREL - 0.8%
          Tokyo Style                                       Ja            69         623
                                                                              -----------

          CHEMICALS & ALLIED PRODUCTS - 6.2%
          Indian Petrochemicals Corp., Ltd.                 In            54         301
          Kemira Oy                                         Fi            89         963
          Norsk Hydro A/S                                   No            24       1,181
          Novartis                                          Sz             1         963
          SmithKline Beecham PLC (a)                        UK           104       1,242
                                                                              -----------
                                                                                   4,650
                                                                              -----------

          COMMUNICATIONS EQUIPMENT - 5.5%
          Koor Industries Ltd. ADR                          Is            23         576
          Matsushita Electric Industrial Co.                Ja            97       1,547
          Portugal Telecom S.A.                             Pt            13         704
          Racal Electronics PLC                             UK           224       1,249
                                                                              -----------
                                                                                   4,076
                                                                              -----------

          ELECTRONIC COMPONENTS - 5.9%
          Alcatel Alsthom                                   Fr             9       1,749
          Murata Manufacturing Co., Ltd.                    Ja            30         860
          Royal Philips Electronics N.V.                    Ne            14       1,251
          Samsung Electronics GDS (a)                       Ko             3          91
          Samsung Electronics Old Preferred GDS             Ko            42         474
                                                                              -----------
                                                                                   4,425
                                                                              -----------

          FOOD & KINDRED PRODUCTS - 0.5%
          Perdigao SA Comercio e Industria (a)              Bz       245,000         407
                                                                              -----------

          HOUSEHOLD APPLIANCES - 1.1%
          Moulinex (a)                                      Fr            28         825
                                                                              -----------

          MACHINERY & COMPUTER EQUIPMENT - 6.1%
          AGIV AG                                           G             39       1,062
          Canon, Inc.                                       Ja            46       1,083
          Hitachi Ltd.                                      Ja           110         785
          Mannesmann AG                                     G              2       1,610
                                                                              -----------
                                                                                   4,540
                                                                              -----------

                       Investment Portfolio/April 30, 1998

          PAPER PRODUCTS - 5.8%
          Enso-Gutzeit Oy                                   Fi           130     $ 1,383
          Metro Pacific Corp.                               Ph         5,871         263
          Metsa-Serla Oy                                    Fi           153       1,589
          Royal Koninklijke                                 Ne            22       1,123
                                                                              -----------
                                                                                   4,358
                                                                              -----------

          PETROLEUM REFINING - 5.5%
          Compagnie Francaise de Petroleum Total            Fr            13       1,597
          Neste Oy                                          Fi            34       1,075
          YPF Sociedad Anonima ADR                          Ar            42       1,472
                                                                              -----------
                                                                                   4,144
                                                                              -----------

          PRIMARY METAL - 3.6%
          Avesta Sheffield (a)                              Sw           128         816
          Billiton PLC                                      UK           286         818
          Ssab Svenskt Stal AB                              Sw            56       1,068
                                                                              -----------
                                                                                   2,702
                                                                              -----------

          STONE, CLAY, GLASS & CONCRETE - 0.2%
          Companion Building Materials, Ltd.                HK         6,720         143
                                                                              -----------

          TEXTILE MILL PRODUCTS - 0.1%
          PT Evershine Textile Industry                     In         1,442          77
                                                                              -----------

         MINING & ENERGY - 2.7%
          COAL MINING - 0.4%
          Samchully Co.                                     Ko            15         301
                                                                              -----------

          CRUDE PETROLEUM & NATURAL GAS - 1.8%
          Saga Petroleum A/S                                No            67       1,326
                                                                              -----------

          MISCELLANEOUS METAL ORES - 0.5%
          Southern Peru Cooper                              Pe            24         368
                                                                              -----------

         RETAIL TRADE - 4.5%
          AUTO DEALERS & GAS STATIONS - 2.2%
          Inchcape PLC                                      UK           443       1,648
                                                                              -----------

          GENERAL MERCHANDISE STORES - 2.3%
          Globex Utilidades SA                              Bz            46         437
          Ito-Yokado Co., Ltd.                              Ja            25       1,289
                                                                              -----------
                                                                                   1,726
                                                                              -----------

         SERVICES - 1.9%
          COMPUTER SOFTWARE
          Ing C. Olivetti & SPA (a)                         It         1,089       1,407
                                                                              -----------

                       Investment Portfolio/April 30, 1998

         COMMON STOCKS - Cont.                              COUNTRY   SHARES       VALUE
         ---------------------                              -------   ------       -----
         TRANSPORTATION, COMMUNICATION, ELECTRIC,
         GAS & SANITARY SERVICES - 13.6%
          AIR TRANSPORTATION - 1.0%
          Helikopter Service Group A/S                      No            66       $ 755
                                                                              -----------

          GAS SERVICES - 2.7%
          British Gas Co.                                   UK           266       1,422
          Centrica PLC (a)                                  UK           332         576
                                                                              -----------
                                                                                   1,998
                                                                              -----------
          SANITARY SERVICES - 0.7%
          Companhia de Saneamento Basico do Estado de
           Sao Paulo                                        Bz         2,360         536
                                                                              -----------

          TELECOMMUNICATION - 8.3%
          Nippon Telegraph & Telephone Corp.                Ja           (b)       1,353
          Tele-Communications International, Inc. (a)       It            71       1,351
          Telecom Argentina SA ADR                          Ar            15         540
          Telecom Italia                                    It           273       1,440
          Telecom Italia SPA                                It           111         832
          Telecomunicacoes Brasileiras ADR                  Bz             6         719
                                                                              -----------
                                                                                   6,235
                                                                              -----------
          WATER TRANSPORTATION - 0.9%
          Danzas Holding AG                                 Sz             3         711
                                                                              -----------

         WHOLESALE TRADE - 2.2%
          DURABLE GOODS
          Biora AB ADR                                      Sw            16         502
          Brierley Investments Ltd.                         NZ         1,085         625
          Yamazen Corp. (a)                                 Ja           282         499
                                                                              -----------
                                                                                   1,626
                                                                              -----------

         TOTAL COMMON STOCKS (cost of $61,220)                                    69,954
                                                                              -----------

         PREFERRED STOCKS - 4.2%
         MANUFACTURING - 4.2%
          CHEMICALS & ALLIED PRODUCTS - 2.7%
          Henkel Kgaa                                       G             26       1,998
                                                                              -----------

          FABRICATED METAL - 1.5%
          Friedrich Grohe Ag                                G              4       1,164
                                                                              -----------

         TOTAL PREFERRED STOCKS (cost of $1,931)                                   3,162
                                                                              -----------

         RIGHTS - 0.0%
         MANUFACTURING - 0.0%
          PRIMARY METAL
          Ssab Svenskt Stal AB Rights                       Sw            56         (b)
          (cost of $0)

                       Investment Portfolio/April 30, 1998

         WARRANTS - 0.0%
         CONSTRUCTION - 0.0%
          HEAVY CONSTRUCTION-NON BUILDING CONSTRUCTION
          Compagnie Generale des Eaux (a)                   Fr             9        $ 14
          (cost of $6)                                                        -----------


         TOTAL INVESTMENTS - 97.6% (cost of $63,157) (c)                          73,130
                                                                              -----------

         SHORT-TERM OBLIGATIONS - 1.7%                                   PAR

          Repurchase agreement with ABN AMRO Chicago Corp.,
          dated 04/30/98 due 05/01/98 at 5.52%,
          collateralized by U.S. Treasury notes and bill
          with various maturities to 2021, market
          value $1,543 (repurchase proceeds $1,275)                  $ 1,275       1,275
                                                                              -----------

         OTHER ASSETS & LIABILITIES, NET - 0.7%                                      480

         NET ASSETS - 100.00%                                                   $ 74,885
                                                                              -----------

         NOTES TO INVESTMENT PORTFOLIO:
         (a) Non-income producing.
         (b) Rounds to less than one.
         (c) Cost for federal income tax purpose is $63,780.


                       Investment Portfolio/April 30, 1998

         Summary of Securities by Country                  Country    Value       % of Total
          Japan                                             Ja        10,066          13.8
          France                                            Fr         8,543          11.7
          Germany                                           G          8,202          11.2
          Finland                                           Fi         7,012           9.6
          United Kingdom                                    UK         6,955           9.5
          Italy                                             It         6,820           9.3
          Netherlands                                       Ne         4,148           5.7
          Sweden                                            Sw         3,838           5.2
          Norway                                            No         3,262           4.4
          Brazil                                            Bz         2,099           2.9
          Argentina                                         Ar         2,012           2.7
          Switzerland                                       Sz         1,674           2.3
          Portugal                                          Pt         1,587           2.2
          Belgium                                           Be         1,125           1.5
          Australia                                         Au           953           1.3
          Hong Kong                                         HK           936           1.3
          Korea                                             Ko           866           1.2
          New Zealand                                       NZ           625           0.9
          Israel                                            Is           576           0.8
          Indonesia                                         In           475           0.6
          Russia                                            Ru           388           0.5
          Peru                                              Pe           368           0.5
          Thailand                                          Th           337           0.5
          Phillippines                                      Ph           263           0.4
                                                                -------------  -----------
                                                                      73,130         100.0
                                                                =============  ===========

              Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

         Acronym                                    Name
         -------                                    ----
           ADR                           American Depositary Receipt
           GDS                            Global Depositary Share
          STRIP              Separately Traded Receipt of Interest and Principal

                       See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                           APRIL 30, 1998 (UNAUDITED)

           (in thousands except for per share amounts and footnotes)
           ASSETS
           Investments at value (cost $63,157)                           $      73,130
           Short-term obligations                                                1,275
                                                                          -------------
                                                                                74,405

           Cash held in foreign banks (cost $178)                 $ 180
           Receivable for:
             Investments sold                                       328
             Dividends                                              267
             Foreign tax reclaims                                    46
             Fund shares sold                                        15
           Deferred organization expenses                             8
           Other                                                      4            848
                                                             -----------  -------------
               Total Assets                                                     75,253

           LIABILITIES
           Payable for:
             Fund shares repurchased                                302
           Payable to Adviser                                        21
           Accrued:
             Deferred Trustees fees                                   2
           Other                                                     43
                                                             -----------
               Total Liabilities                                                   368
                                                                          -------------

           NET ASSETS                                                     $     74,885
                                                                          =============

           Net asset value & redemption price per share -
           Class A ($27,102/2,815)                                               $9.63
                                                                          =============
           Maximum offering price per share - Class A
           ($9.63/0.9425)                                                       $10.22(a)
                                                                          =============
           Net asset value & offering price per share -
           Class B ($46,941/4,961)                                               $9.46(b)
                                                                          =============
           Net asset value & offering price per share -
           Class C ($842/89)                                                     $9.49(b)
                                                                          =============


           (a) On sales of $50,000 or more the offering price is reduced.

           (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

           See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED APRIL 30, 1998
                                   (UNAUDITED)

           (in thousands)
           INVESTMENT INCOME
           Dividends                                                      $        671
           Interest                                                                 69
                                                                          -------------
                  Total investment income (net of nonreclaimable foreign
                   taxes withheld at source which amounted to $83)                 740

           EXPENSES
           Management fee                                  $        329
           Service fee                                               90
           Distribution fee - Class B                               174
           Distribution fee - Class C                                 3
           Transfer agent                                           132
           Bookkeeping fee                                           17
           Trustees fee                                               7
           Custodian fee                                             61
           Audit fee                                                 13
           Legal fee                                                  3
           Registration fee                                          18
           Reports to shareholders                                    7
           Amortization of deferred
             organization expenses                                    8
           Other                                                      4
                                                             -----------
                                                                    866
           Fees waived by the Adviser                               (21)           845
                                                             -----------  -------------
                         Net Investment Loss                                      (105)
                                                                          -------------


           NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
           Net realized loss on:
           Investments                                           (5,814)
           Foreign currency transactions                            (21)
                                                             -----------
                  Net Realized Loss                                             (5,835)
           Net unrealized appreciation (depreciation)
             during the period on:
           Investments                                           13,379
           Foreign currency transactions                             (1)
                                                             -----------
                  Net Unrealized Appreciation                                   13,378
                                                                          -------------
                         Net Gain                                                7,543
                                                                          -------------

           Increase in Net Assets from Operations                         $      7,438
                                                                          =============



           See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                             (Unaudited)
                                                              Six months
                                                                ended       Year ended
           (in thousands)                                     April 30      October 31
                                                             -----------  -------------
           INCREASE (DECREASE) IN NET ASSETS                    1998           1997 (a)
           Operations:
           Net investment loss                                   $ (105)        $ (335)
           Net realized gain (loss)                              (5,835)         8,853
           Net unrealized appreciation (depreciation)            13,378         (5,120)
                                                             -----------  -------------
               Net Increase from Operations                       7,438          3,398
                                                             -----------  -------------
           Distributions:
           From net investment income - Class A                    (228)          (273)
           In excess of net investment income - Class A            (315)        (1,966)
           From net realized gains - Class A                     (2,526)             -
           In excess of net realized gains - Class A                (28)             -
           From net investment income - Class B                    (226)            (5)
           In excess of net investment income - Class B            (313)        (3,855)
           From net realized gains - Class B                     (4,582)             -
           In excess of net realized gains - Class B                (51)             -
           From net investment income - Class C                      (3)            (2)
           In excess of net investment income - Class C              (4)           (61)
           From net realized gains - Class C                        (67)             -
           In excess of net realized gains - Class C                 (1)             -
                                                             -----------  -------------
                                                                   (906)        (2,764)
                                                             -----------  -------------
           Fund Share Transactions:
           Receipts for shares sold - Class A                     5,072         15,576
           Value of distributions reinvested - Class A            2,916          2,094
           Cost of shares repurchased - Class A                  (8,420)       (21,883)
                                                             -----------  -------------
                                                                   (432)        (4,213)
                                                             -----------  -------------
           Receipts for shares sold - Class B                     6,057         21,374
           Value of distributions reinvested - Class B            4,707          3,444
           Cost of shares repurchased - Class B                 (13,072)       (35,636)
                                                             -----------  -------------
                                                                 (2,308)       (10,818)
                                                             -----------  -------------
           Receipts for shares sold - Class C                       667          4,405
           Value of distributions reinvested - Class C               72             52
           Cost of shares repurchased - Class C                    (658)        (4,659)
                                                             -----------  -------------
                                                                     81           (202)
                                                             -----------  -------------
               Net Decrease from Fund Share Transactions         (2,659)       (15,233)
                                                             -----------  -------------
                   Total Decrease                                (3,565)       (17,997)
           NET ASSETS
           Beginning of period                                   78,450         96,447
                                                             -----------  -------------
           End of period (net of overdistributed and
             including undistributed net investment
             income of $633 and $457, respectively)            $ 74,885       $ 78,450
                                                             ===========  =============

           (a) Effective July 1, 1997, Class D shares were redesignated Class C shares. Statement of Changes in Net Assets continued on next page. See notes to financial statements.

                           STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                             (Unaudited)
                                                              Six months
                                                                ended        Year ended
                                                              April 30       October 31
                                                             -----------  -------------
           (in thousands)                                       1998          1997 (a)
           NUMBER OF FUND SHARES
           Sold - Class A                                           576          1,487
           Issued for distributions reinvested - Class A            364            217
           Repurchased - Class A                                   (947)        (2,089)
                                                             -----------  -------------
                                                                     (7)          (385)
                                                             -----------  -------------
           Sold - Class B                                           684          2,050
           Issued for distributions reinvested - Class B            597            362
           Repurchased - Class B                                 (1,480)        (3,484)
                                                             -----------  -------------
                                                                   (199)        (1,072)
                                                             -----------  -------------
           Sold - Class C                                            81            438
           Issued for distributions reinvested - Class C              9              5
           Repurchased - Class C                                    (77)          (462)
                                                             -----------  -------------
                                                                     13            (19)
                                                             -----------  -------------


           (a) Effective July 1, 1997, Class D shares were redesignated Class C shares. See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                           APRIL 30, 1998 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS

In the opinion of management of Colonial International Fund for Growth (the
Fund), a series of Colonial Trust III, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at April 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES

ORGANIZATION: The Fund is a non-diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek long term growth by investing primarily in non-U.S. equities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge; Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and a continuing distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Korean equity securities that have reached the limit for aggregate foreign ownership

                  Notes to Financial Statements/April 30, 1998

NOTE 2. ACCOUNTING POLICIES - CONT.

and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Per share data was calculated using the average shares outstanding during the period. In addition, Class B and Class C net investment income per share data reflects the distribution fee applicable to Class B and Class C shares only.

Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred expenses of $77,162 in connection with its organization, initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares. These expenses were deferred and are being amortized on a straight-line basis over five years.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

                  Notes to Financial Statements/April 30, 1998

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received. The Fund may be subject to foreign taxes on income, gains on investments, or foreign currency repatriation. The Fund accrues foreign taxes as applicable based upon its current interpretation of the tax rules and regulations that exist in the markets in which it invests.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying

                  Notes to Financial Statements/April 30, 1998

NOTE 2. ACCOUNTING POLICIES - CONT.

assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.90% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective October 1, 1997 and continuing through September 1998, the Transfer agent fee will be reduced by 0.0012% in cumulative monthly increments, resulting in a decrease in the fee from 0.25% to 0.236% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Financial Investments, Inc., (the Distributor), a subsidiary of the Adviser, is the Fund's principal underwriter. For the six months ended April 30, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $2,958 on sales of the Fund's Class A shares and received $121,201 and $58 of contingent deferred sales charges (CDSC) on Class B and Class C shares redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: Through December 31, 1997, the Adviser waived fees and bore certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceeded 1.50% annually of the Fund's average net assets. Effective January 1, 1998, the expense limit was eliminated.

                  Notes to Financial Statements/April 30, 1998

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY: During the six months ended April 30, 1998, purchases and sales of investments, other than short-term obligations, were $7,661,740 and $19,128,343, respectively.

Unrealized appreciation (depreciation) at April 30, 1998, based on cost of investments for federal income tax purposes was:


             Gross unrealized appreciation               $20,456,164
             Gross unrealized depreciation               (11,106,469)
                                                      --------------
                     Net unrealized appreciation         $ 9,349,695
                                                      ==============

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. LINE OF CREDIT

The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended April 30, 1998.

NOTE 6. COMPOSITION OF NET ASSETS

         At April 30, 1998, net assets consisted of:
             Capital paid in                                            $ 71,464
             Distribution in excess of net investment income                (633)
             Accumulated net realized loss                                (5,909)
             Net unrealized appreciation (depreciation) on:
               Investments                                                 9,973
               Foreign currency transactions                                 (10)
                                                                   --------------
                                                                        $ 74,885
                                                                   ==============

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:


                                                                (Unaudited)
                                                         Six months ended April 30
                                                  ---------------------------------------
                                                                     1998
                                                    Class A         Class B         Class C
                                                    -------         -------         -------
Net asset value -
   Beginning of period                              $ 9.880         $ 9.660         $ 9.680
                                                  -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)(c)                   0.009          (0.024)         (0.024)
Net realized and
  unrealized gain                                     0.868           0.862           0.866
                                                  -----------     -----------     -----------
   Total from Investment
     Operations                                       0.877           0.838           0.842
                                                  -----------     -----------     -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.009)          0.024           0.024
In excess of net investment income                   (0.188)         (0.132)         (0.126)
From net realized gains                              (0.920)         (0.920)         (0.920)
In excess of net of realized gains                   (0.010)         (0.010)         (0.010)
                                                  -----------     -----------     -----------
   Total Distributions
    Declared to Shareholders                         (1.127)         (1.038)         (1.032)
                                                  -----------     -----------     -----------
Net asset value -
   End of period                                    $ 9.630         $ 9.460         $ 9.490
                                                  ===========     ===========     ===========
Total return (d)(e)                                   11.18%(f)       10.82%(f)       10.82%(f)
                                                  ===========     ===========     ===========
RATIOS TO AVERAGE NET ASSETS
Expenses (g)                                           1.82%(h)        2.57%(h)        2.57%(h)
Net investment
  income (loss) (g)                                    0.20%(h)       (0.55)%(h)      (0.55)%(h)
Fees waived or borne
  by the Adviser (g)                                   0.06%(h)        0.06%(h)        0.06%(h)
Portfolio turnover                                       11%(f)          11%(f)          11%(f)
Average commission rate                              0.0056        $ 0.0056          0.0056
Net assets at end
  of period (000)                                   $27,102        $ 46,941           $ 842



(a)   Net of fees and expenses waived or borne by the Adviser which amounted to:
      $0.003 $0.003 $0.003

(b)   Effective July 1, 1997, Class D shares were redesignated Class C shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(h)   Annualized.

                          FINANCIAL HIGHLIGHTS - Cont.

Selected data for a share of each class outstanding throughout each period are as follows:

                                      Year ended October 31
                             --------------------------------------
                                              1997
                              Class A     Class B       Class C (b)
                             ---------   ---------    -------------

                               $10.260     $10.040       $ 10.090
                             ----------  ----------    -----------

                                 0.014      (0.064)        (0.064)

                                 0.340       0.329          0.320
                             ----------  ----------    -----------

                                 0.354       0.265          0.256
                             ----------  ----------    -----------

                                (0.089)       -            (0.021)
                                  -           -              -
                                (0.645)     (0.645)        (0.645)
                                  -           -              -
                             ----------  ----------    -----------

                                (0.734)     (0.645)        (0.666)
                             ----------  ----------    -----------

                               $ 9.880     $ 9.660        $ 9.680
                             ==========  ==========    ===========
                                  3.61%       2.74%          2.63%
                             ==========  ==========    ===========

                                  1.75%       2.50%          2.50%

                                  0.13%      (0.62)%        (0.62)%

                                  0.07%       0.07%          0.07%
                                    23%         23%            23%
                               $0.0023     $0.0023       $ 0.0023

                               $27,875     $49,840          $ 735


                                $0.007      $0.007         $0.007

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:


                                                          Year ended October 31
                                              -----------------------------------------------
                                                                  1996
                                                Class A          Class B          Class C (b)
                                              ----------      -----------      --------------
Net asset value -
   Beginning of period                          $ 9.760          $ 9.620            $ 9.670
                                              ----------      -----------      --------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (loss) (c)                               0.044(a)        (0.032)(a)         (0.032)(a)
Net realized and
  unrealized gain (loss)                          0.456            0.452              0.452
                                              ----------      -----------      --------------
   Total from Investment
     Operations                                   0.500            0.420              0.420
                                              ----------      -----------      --------------

Net asset value -
   End of period                                $10.260         $ 10.040           $ 10.090
                                              ==========      ===========      ==============
Total return (d)                                   5.12%(e)         4.37%(e)           4.34% (e)
                                              ==========      ===========      ==============
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                       1.75%            2.50%              2.50%
Net investment
  income (loss)(f)                                 0.43%           (0.32)%            (0.32)%
Fees waived or borne
  by the Adviser                                   0.04%            0.04%              0.04%
Portfolio turnover                                  129%             129%               129%
Average commission rate (g)                     $0.0011         $ 0.0011           $ 0.0011
Net assets at end
  of period (000)                               $32,912         $ 62,578              $ 957


(a)   Net of fees and expenses waived or borne by the Adviser which amounted to:
      $0.004 $0.004 $0.004

(b)   Effective July 1, 1997, Class D shares were redesignated Class C shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                          FINANCIAL HIGHLIGHTS - CONT.



                                 Year ended October 31
                      --------------------------------------------
                                       1995
                        Class A       Class B        Class C (b)
                      -------------  -----------    --------------
                         $ 10.370     $ 10.300           $ 10.350
                      -------------  -----------    --------------


                            0.019       (0.052)            (0.052)

                           (0.629)      (0.628)            (0.628)
                      -------------  -----------    --------------

                         $ (0.610)    $ (0.680)          $ (0.680)


                         $  9.760     $  9.620           $  9.670
                      =============  ===========    ==============
                            (5.88)%      (6.60)%            (6.57)%
                      =============  ===========    ==============

                             1.74%        2.49%              2.49%

                             0.20%       (0.55)%            (0.55)%

                              -            -                  -
                               35%          35%                35%
                              -            -                  -

                         $ 43,354     $ 76,376              $ 684



                                -            -             -

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:


                                                             Period ended October 31
                                                   -------------------------------------------
                                                                    1994 (a)
                                                    Class A         Class B     Class C (b)(c)
                                                   ----------      ----------   --------------
         Net asset value -
            Beginning of period                     $10.000         $10.000        $10.060
                                                   ----------      ----------   --------------
         INCOME FROM INVESTMENT OPERATIONS:
         Net investment
         income (loss) (d)                            0.013          (0.058)        (0.037)

         Net realized and
           unrealized gain                            0.357           0.358          0.327
                                                   ----------      ----------   --------------
            Total from Investment
              Operations                              0.370           0.300          0.290
                                                   ----------      ----------   --------------

         Net asset value -
            End of period                           $10.370         $10.300        $10.350
                                                   ==========      ==========   ==============
         Total return (e)                              3.70%(f)        3.00%(f)       2.88%(f)
                                                   ==========      ==========   ==============
         RATIOS TO AVERAGE NET ASSETS
         Expenses                                      1.71%(g)        2.46%(g)       2.46%(g)
         Net investment
         income (loss)                                 0.14%(g)       (0.61)%(g)     (0.61)%(g)
         Portfolio turnover                              51%(g)          51%(g)         51%(g)
         Net assets at end
         of period (000)                            $62,251        $103,450          $ 570


(a)   The Fund commenced investment operations on December 1, 1993.

(b)   Effective July 1, 1997, Class D shares were redesignated Class C shares.

(c) Class C shares were initially offered on July 1, 1994. Per share amounts reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(f)   Not annualized.

(g)   Annualized.

                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial International Fund for Growth is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial International Fund for Growth mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial International Fund for Growth. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of Liberty Financial Investments Performance Update.

                                    Trustees

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)



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Distributor for Colonial Funds, Stein Roe Advisor Funds and Newport Funds
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
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                                                    IN-03/252F-0498(6/98)98/561